Form Of
                                OPTION AGREEMENT


         This OPTION AGREEMENT (the "Agreement") is effective as of the 3rd day of November, 1998, by and between Robert Novitsky, an individual residing in Ontario, Canada ("Novitsky"), and Hyaton Organics Inc., a Nevada corporation ("Hyaton").

                                    RECITALS

         A. WHEREAS, Novitsky owns one thousand (1,000) common shares, par value $0.01 per share (the "Common Shares") of Camden Agro-Systems, Inc., an Ontario corporation ("Camden Agro"), representing ten percent (10%) of the total outstanding Common Shares of Camden Agro; and

         B. WHEREAS, Kafus Industries, Ltd., a British Columbia corporation ("Kafus"), formerly owned nine thousand (9,000) Common Shares of Camden Agro, representing the remaining ninety percent (90%) equity interest in Camden Agro; and

         C. WHEREAS, Hyaton and Kafus have entered into a "Plan And Agreement Of Reorganization" pursuant to which, among other things, Kafus transferred and delivered to Hyaton all of its Camden Agro Common Shares in exchange for twenty million (20,000,000) shares of Hyaton voting common stock, par value $0.01 per share (the "Hyaton Common Stock" or the "Hyaton Shares"); and

         D. WHEREAS, pursuant to the terms of this Agreement, Hyaton has agreed to grant to Novitsky an option, and Novitsky has agreed to grant to Hyaton an option, to exchange his 1,000 Camden Agro Common Shares to Hyaton in exchange for 120,000 shares of Hyaton Common Stock; and

         E. WHEREAS, for the purposes of this Agreement, the parties have agreed to value Novitsky's interest in the 1,000 Camden Agro Common Shares at $120,000, and to value the Hyaton Shares to be exchanged for such Common Shares at $1.00 per Hyaton Share;

                                    AGREEMENT

         NOW,   THEREFORE,   in   consideration   of  the  premises  and  mutual
representations, warranties, and covenants contained herein, Novitsky and Hyaton hereby agree as follows:

1.       GRANT AND EXERCISE OF OPTION

         1.1 Grant of Option. Subject to the terms and conditions of this Agreement, Hyaton hereby grants to Novitsky an option to exchange (the "Call Option"), and Novitsky hereby grants to the Hyaton an option to require that Novitsky exchange (the "Put Option"), Novitsky's 9,000 Common Shares in Camden for 120,000 shares of Hyaton Common Stock as set forth in Section 1.3.


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The Call Option or Put Option  (collectively  "Option") may be  exercisable,  in whole but not in part, at any time on or before November 3, 2003 (the "Expiration Date").

         1.2 Exercise of Option. Novitsky shall have the right to exercise the Call Option, and the Company shall have the right to exercise the Put Option, from time to time by written notice to either Hyaton or Novitsky, as applicable (the "Exercise Notice"), delivered any time on or prior to the Expiration Date.

         1.3 Delivery of Shares. Within seven (7) business days after the delivery of the Exercise Notice (the "Option Exercise Date"):

                  a. By Novitsky. Novitsky shall deliver to Hyaton (i) a certificate or certificates representing all 1,000 of the Camden Agro Shares held by Novitsky, and (ii) stock powers executed in favor of Hyaton sufficient to validly transfer title to the Camden Agro Common Shares, and ownership thereof, to Hyaton; and

                  b. By Hyaton. Hyaton shall deliver to Novitsky (i) a certificate or certificates representing one hundred twenty thousand (120,000) shares of Hyaton Common Stock (the "Option Shares"), and (ii) stock powers executed in favor of Novitsky sufficient to validly transfer title to the Option Shares, and ownership thereof, to Novitsky. The number of Option Shares shall be subject to appropriate adjustment for any recapitalization, reclassification, stock split, reverse stock split, combination of shares, stock dividend, or other similar event, subsequent to the date first stated above, with respect to the Hyaton Common Stock.

2.       REPRESENTATIONS AND WARRANTIES

         2.1 Representations and Warranties of Hyaton. Hyaton represents and warrants to Novitsky as follows:

                  a. Organization and Good Standing. Hyaton is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada.

                  b. No Lien or Encumbrances. The Option Shares to be issued and delivered to Novitsky shall be validly issued, fully paid, and nonassessable, and shall be free and clear of all liens, mortgages, pledges, encumbrances, or charges.

                  c. Authority to Execute Agreement. The Board of Directors of Hyaton, pursuant to the power and authority legally vested in it, has duly authorized the execution and delivery by Hyaton of this Agreement, and has duly agreed to the transaction hereby contemplated. Hyaton has the power and authority to execute and deliver this Agreement, to approve the transaction hereby contemplated, and to take all other actions required to be taken by it pursuant to the provisions hereof. Hyaton has taken all actions required by law, its Articles of Incorporation, as amended, or otherwise, to authorize the execution and delivery of this Agreement. This Agreement is valid and

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binding upon Hyaton.  Neither the execution  and delivery of this  Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or breach of the Articles of Incorporation, as amended, or the Bylaws, as amended, of Hyaton, or any agreement applicable to Hyaton.

         2.2 Representations and Warranties of Novitsky. Novitsky represents and warrants to Hyaton as follows:

                  a. Title. He is the sole and lawful owner of the 1,000 Camden Agro Common Shares, and he has good and marketable title to the Camden Agro Shares.

                  b. No Lien or Encumbrances on Camden Agro Shares. The Camden Agro Shares owned by Novitsky and to be delivered to Hyaton shall be free and clear of all liens, mortgages, pledges, encumbrances, or charges, defects, or other restrictions or equities of any kind whatsoever.

                  c. Authority. He has full right and authority to convey and transfer the Camden Agro Shares to Hyaton pursuant to the terms of this Agreement.

                  d. Tax Consequences. Hyaton has made no representations whatsoever with respect to the tax consequences to Novitsky in connection with the transactions contemplated by this Agreement. Novitsky has had an opportunity to discuss with a professional tax expert the potential tax consequences resulting from the transactions contemplated by this Agreement and recognizes and understands the risk of tax liability to himself resulting from the transfer of the Camden Agro Shares.

3.       ADDITIONAL COVENANTS OF THE PARTIES

         3.1 Exempt Transaction. In connection with the issuance of the Option Shares, Hyaton covenants and agrees to execute all documentation reasonably necessary to establish such issuance as exempt from the registration requirements of the United States Securities Act of 1933, as amended, and applicable blue sky securities laws.

         3.2 No Cash Dividend. Subject to Section 1.3 hereof, Novitsky shall not be entitled to any cash dividend or other entitlement the record date for which is prior to the date of issuance of the Option Shares.

         3.3 Legended Shares. All Option Shares shall bear a legend in substantially the following form:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY APPLICABLE STATE LAW, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT IN

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         ACCORDANCE WITH THE ACT AND THE RULES AND REGULATIONS OF THE SECURITIES
         AND EXCHANGE COMMISSION THEREUNDER AND WITH APPLICABLE STATE LAWS AND REGULATIONS.

         3.4 Filings; Cooperation. Hyaton and Kafus shall, on request and without further consideration, cooperate with one another by furnishing or using their best efforts to cause others to furnish any additional information and/or executing and delivering or using their best efforts to cause others to execute and deliver any additional documents and/or instruments, and doing or using their best efforts to cause others to do any and all such other things as may be reasonably required by the parties or their counsel to consummate or otherwise implement the transaction contemplated by this Agreement.

         3.5 No Disposition of Option Shares. Novitsky undertakes that he shall not for a period of one (1) year following the date of issue of any Option Shares dispose of or agree to dispose of any of those Option Shares other than through Hyaton's stockbrokers.

         3.6 No Disposition of Camden Agro Shares. Novitsky covenants and agrees that he shall not, prior to the Expiration Date, transfer, sell, exchange, sign, transfer, whether by will, by the laws of intestacy, or otherwise, pledge, hypothecate, or otherwise encumber or permit to be encumbered, give or otherwise dispose of, whether any such disposition shall be voluntary or involuntary, or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree, order, rule, or regulation of any governmental body, any of the Camden Agro Shares, without the prior written consent of Hyaton, which may be withheld in its sole discretion.

         3.7 Expenses. Each of the parties hereto shall pay all of its respective costs and expenses (including attorneys' and accountants' fees, finder's and consultant's fees, costs and expenses) incurred in connection with this Agreement and the consummation of the transactions contemplated herein.

         3.8 Confidentiality. While each party is obligated to provide access to and furnish information in accordance with this Agreement, it is understood and agreed that such disclosure and information obtained as a result of such disclosures are proprietary and confidential in nature. Each party agrees to hold such information in confidence and not to reveal any such information to any person who is not a party to this Agreement, or an officer, director, or key employee thereof, and not to use the information obtained for any purpose other than assisting in its due diligence inquiry. This Section 3.8 shall survive the consummation of the transaction called for by this Agreement, and shall be limited to the time period of two (2) years.


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4.       CONDITIONS

         4.1 Conditions of the Obligations of Hyaton. The obligations of Hyaton to consummate the exercise of the Option shall be subject to the satisfaction of each of the conditions set forth in this Section 4.1, unless waived by Hyaton:

                  a. Accuracy of Representations and Warranties of Novitsky; Performance of Obligations. The representations and warranties of Novitsky set forth in Section 2.2 shall be true and correct as of the Option Exercise Date as though made on and as of such date, Novitsky shall have performed all obligations and complied with all covenants required to be performed or to be complied with by him under this Agreement on or prior to the Option Exercise Date, and Hyaton shall have received on the Option Exercise Date from Novitsky a certificate or certificates, dated on or before the Option Exercise Date, to such effect, which certificate or certificates shall be signed by Novitsky.

                  b. No Pending or Threatened Legal Action. No order, injunction, decree, or other action or legal, administrative, arbitration, or other proceeding or investigation by any governmental entity shall be pending or threatened, challenging or imposing a material limitation on the performance of this Agreement, the consummation of any of the transactions contemplated hereby, or the operation by Hyaton of its business as now conducted or as presently proposed to be conducted.

                  c. Proceedings and Documents. All proceedings taken in connection with the transactions contemplated hereby and all documents incident to such transactions shall be reasonably satisfactory in form and substance to Hyaton and its counsel.

5.       TERMINATION

         5.1 Mutual Termination. Hyaton and Novitsky may mutually agree to terminate this Agreement at any time prior to the Option Exercise Date without any liability to each other.

         5.2 Termination for Breach or Misrepresentation. If either party breaches any of its obligations hereunder, or if either party's representations are discovered to be materially false prior to the Option Exercise Date, the non-breaching party may, at its sole option, terminate the proposed transactions proposed to be effected under this Agreement.

6.       SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         6.1 As to Hyaton. The representations and warranties of Hyaton contained herein shall survive the execution and delivery of this Agreement, the Option Exercise Date, and the consummation of the transaction called for by this Agreement for a period of 2 years from the date of this Agreement, unless a lesser time period is specified.

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         6.2 As to Novitsky.  The  representations  and  warranties  of Novitsky contained herein shall survive the execution and delivery of this Agreement, the Option Exercise Date, and the consummation of the transaction called for by this Agreement for a period of 2 years from the date of this Agreement unless a lesser time period is specified.

7.       MISCELLANEOUS

         7.1 Entire Agreement; Amendments. This Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereby, and supersedes all negotiations, representations, warranties, commitments, offers, contracts, and writings prior to the date hereof. No waiver and no modification or amendment of any provision of this Agreement shall be effective unless specifically made in writing and duly signed by the parties to this Agreement.

         7.2 Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective assigns and successors in interest; provided, that neither this Agreement nor any right hereunder shall be assignable by Novitsky or Hyaton without the prior written consent of the other parties.

         7.3 Indemnification. Novitsky covenants and agrees to defend, indemnify, and hold harmless each of the officers, directors, employees, agents, and advisors of Hyaton, as such persons existed prior to the Option Exercise Date (collectively, the "Hyaton Indemnitees") from and against any loss, liability, damage, or expense (including reasonable attorney's fees and costs) which the Hyaton Indemnitees may suffer, sustain or become subject to, as a result of a breach of any representation, warranty, or covenant by Novitsky contained in this Agreement.

         Hyaton covenants and agrees to defend, indemnify, and hold harmless Novitsky from and against any loss, liability, damage, or expense (including reasonable attorney's fees and costs) which the Novitsky may suffer, sustain or become subject to, as a result of a breach of any representation, warranty, or covenant by Hyaton contained in this Agreement.

         7.4 Brokers and Finders. Neither Novitsky nor Hyaton not any Person acting on behalf of any of them, has employed any broker, agent, or finder, or incurred any liability for any brokerage fees, agents' commissions, finders' fees, or advisory fees in connection with the transactions contemplated hereby; and Novitsky agrees that he shall indemnify and hold Hyaton harmless in respect to any damages arising out of any agreements or arrangements or understandings claimed to have been made by him, or any person acting on his behalf, with any third party; and Hyaton shall indemnify and hold Novitsky harmless in respect to any damages arising out of any agreements or arrangements or understandings claimed to have been made by Hyaton, or any person acting on its behalf, with any third party.

         7.5 Attorney's Fees. In the event of any controversy, claim, or dispute among the parties to this Agreement arising out of or relating to this Agreement or breach thereof, each party hereto shall pay its own legal expenses, attorney's fees, and costs.


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         7.6  Severability.  If any  provision  hereof  shall be held invalid or unenforceable by any court of competent jurisdiction or as a result of future legislative action, such holding or action shall be strictly construed and shall not affect the validity or effect on any other provisions hereof.

         7.7 Governing Law. In any action or proceeding arising out of or related to this Agreement, the laws of British Columbia shall be followed, without regard to the application of conflicts of laws provisions.

         7.8 Notices. All notices or other communications required hereunder shall be in writing and shall be sufficient in all respects and shall be deemed delivered after five (5) days if sent via mail, postage prepaid; the next day if sent by overnight courier service; or upon completion of transmission if sent by facsimile to the following:

         If to Hyaton:

         755 Burrard Street, Suite 440
         Vancouver, British Columbia
         Canada V6Z 1X6
         Attn: Secretary

         If to Novitsky:

         Notra Holdings Inc.
         c/o 2158 Johnston Road
         Ottawa, Ontario
         Canada K1G 5K1

         7.9 Counterparts; Signatures. This Agreement may be executed in one or more counterparts, each of which may be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by a party and sent to the other parties via facsimile transmission and the facsimile transmitted copy shall have the same integrity, force and effect as an original document.



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         IN WITNESS WHEREOF,  the parties hereto have executed this Agreement as of the date first written above.


ROBERT NOVITSKY


----------------------------------------------

HYATON ORGANICS INC.


By:____________________________________________
Its:___________________________________________